Exhibit 99.2

PRESENTED BY Angela Selden President and CEO Richard Sunderland, CPA Executive VP and CFO American Public Education, Inc. First Quarter 2023 Results May 9, 2023

Safe Harbor Statement Statements made in this presentation regarding APEI or its subsidiaries that are not historical facts are forward - looking statements based on current expectations, assumptions, estimates and projections about APEI and the industry . In some cases, forward - looking statements can be identified by words such as “anticipate,” “believe,” “seek,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would,” “potentially,” and similar words or their opposites . Forward - looking statements include, without limitation, statements regarding expectations for growth, registration, enrollments, revenues, net income, earnings per share, EBITDA and Adjusted EBITDA, and plans with respect to and future impacts of recent, current and future initiatives . Forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements . Such risks and uncertainties include, among others, risks related to : APEI’s dependence on the effectiveness of its ability to attract students who persist in its institutions’ programs, the inability to effectively market the Company’s programs or expand into new markets, the loss or disruption of the Company’s ability to receive funds under tuition assistance programs or the reduction, elimination, or suspension of tuition assistance, the inability to maintain enrollments from military students, effects of changes the Company makes to improve the student experience and enhance the ability to identify and enroll students who are likely to succeed, the inability to adjust to future market demands, continued strong competition in the education market, failure to comply with regulatory and accrediting agency requirements or to maintain institutional accreditation and the impacts of any actions the Company may take to prevent or correct such failure, the impact of recent regulatory rulemakings, the loss of eligibility to participate in Title IV programs or ability to process Title IV financial aid, economic and market conditions and changes in interest rates, difficulties involving business combinations and acquisitions, the Company’s indebtedness and preferred stock, dependence on and the need to continue to invest in the Company’s technology infrastructure, inability to attract, retain, and develop skilled personnel, impacts of changes in management, and the risk factors described in the risk factor section and elsewhere in the Company’s annual report on Form 10 - K and in the Company’s other SEC filings . You should not place any undue reliance on any forward - looking statements . The Company undertakes no obligation to update publicly any forward - looking statements for any reason, unless required by law, even if new information becomes available or other events occur in the future . 2

Executive Summary 3 □ APEI exceeded Adjusted EBITDA guidance for 1Q’23, delivering $7.0 million • Net loss available to common stockholders of $7.2 million □ 1Q 2023 positive enrollment momentum in 3 out of 4 education units expected to continue throughout 2023 • APUS: Continued growth in the military, focus on margin expansion, selective price increases, increased marketing efficiency, brand re - positioning and strong cash flow generation • HCN: Record total enrollment; new and relocated campus; price increase in 2Q’23 • GSUSA: Substantial YoY 1Q’23 revenue; platform to grow our career learning business □ 2023 is a rebuilding year at Rasmussen • Enrollment trends continue to reflect increased student graduations, and starts are constrained by nursing caps in two markets, both due to COVID enrollment bump • Filled critical leadership roles during 2Q’23 to lead the transformation and execute on key priorities 1) Adjusted EBITDA (earnings before interest, taxes, depreciation, and amortization less non - recurring expenses and non - cash expenses, such as stock compensation) is a non - GAAP financial measure. Refer to appendix for GAAP to non - GAAP reconciliation Highlights Guidance Summary

APUS Registration and Education Unit Update



APUS Net Course Registrations
Forecast Period
+2%
94.0K
96.3K
83.5K
2% to 6%
85.3k to 88.7k
2022
2023
1Q
2022
2023
2Q

1Q'23

- **1Q'23 is a <u>seven-year high</u> for net course registrations driven by:**
  - 1Q'23 military registrations +7% compared to 1Q'22
  - 1Q'23 Army registrations +6% compared to 1Q'22
- Approximately $21 million of payments received from Army during 1Q'23 resulting in a decrease of receivables older than 60 days by approximately $6.5 million

Forecast 2Q'23 and Education Unit Update

- **2Q'23 registrations of approximately 2% to 6% growth** versus prior year period, or approximately 85.3K to 88.7K enrollments
  - Strong military registrations, green shoots in new non-military, offset partly by returning non-military declines
  - 2023 focus is on increasing retention and brand awareness, implementing select price increases to offset inflationary costs, and increased marketing efficiency

4

HCN Enrollment and Education Unit Update



HCN Enrollment
Forecast Period
+10%
+22%
2,460
2,700
2,440
3,000
2022
2023
1Q
2022
2023
2Q

1Q'23

- **1Q'23 HCN enrollment growth of 10%** versus prior year comparable period, all-time high enrollment
- **Strong initial Detroit Michigan demand,** which has benefitted from word-of-mouth marketing

Forecast 2Q'23 and Education Unit Update

- **2Q'23 HCN again sets all-time high enrollment of 3,000 and growth of 22%** versus prior year comparable period
- **2Q'23 price increase initiated**
- **Relocated Dayton campus now open**
- **HCN focused on stabilizing cost structure and driving more revenue through each campus by offering additional programs**

5

Rasmussen Enrollment and Education Unit Update



Rasmussen Enrollment
Non-nursing
Nursing
Forecast Period
16,200
7,800
8,400
14,300
7,500
6,800
15,900
7,700
8,200
13,900
7,500
6,400
1Q 2022
1Q 2023
2Q 2022
2Q 2023

1Q'23

- **4Q'22 organizational realignment created disruption in 4Q and 1Q'23**
  - **1Q'23 nursing enrollment contracted by 19% compared to 1Q'22**
    - Impacted by caps/enrollment policies in IL and Twin Cities markets
  - **1Q'23 non-nursing enrollment contracted by 4% compared to 1Q'22**
    - Online enrollments up
- **Selective price increases implemented**
- **Rehired leader responsible for strong 4Q'22 starts as the Chief Operations Officer**

Enrollment Trends Reflect COVID Bump Impact

- **Rasmussen experienced elevated enrollments beginning 2Q'20**
  - Pre-licensure nursing enrollments accelerated to record highs
  - Shift to Online made it easier for students to enroll and to recruit faculty
  - Large COVID enrollment cohorts continue to graduate
- **The online education modality also created outcomes challenges resulting in caps**
  - Over 70% of 1H'23 start declines are attributed to eight campuses in IL and the Twin Cities due to tightened admissions policies and enrollment caps

Rasmussen Leadership Update

- **Hired new President, Paula Singer, 27-year veteran at Laureate Education and Walden University**
  - Also hired new leaders for Finance/Transformation and School of Nursing, filling remaining open leadership positions
- **New leadership team has established priorities and dedicated a team to unlock value and operationalize improvements**
  - Increase marketing and enrollments in uncapped programs across all campuses
  - Reduce costs across all categories to offset increasing marketing, faculty and other costs

6

1Q’23 Financial Highlights Financial Summary Capitalization and Liquidity (1) During the first quarter of 2022, we added Graduate School USA to Corporate and Other. (2) EBITDA plus stock compensation, loss on disposal of long - lived assets, goodwill and intangible impairments and M&A - related prof essional and integration fees. Please refer to Appendix for GAAP to Non - GAAP reconciliation. 7 Solid liquidity position: • $109 million of unrestricted cash • $20 million undrawn revolver • $0 million of net debt Three Months Ended Twelve Months Ended March 31, March 31, 2022 2023 % Change ($ in millions) APUS Revenue 73.1 74.0 1% Rasmussen Revenue 67.1 57.5 -14% HCN Revenue 11.5 13.1 14% Corporate and Other Revenue (1) 3.0 5.1 69% Total revenue 154.7 149.7 -3% Net (loss) income available to common stockholders 5.3 (7.2) NM Adjusted EBITDA (2) 17.4 7.0 -60% EPS (diluted) 0.28 (0.38) NM

These statements are based on current expectations. These statements are forward - looking and actual results may differ materially. (1) APUS Net course registrations represent the approximate aggregate number of courses for which students remain enrolled after the date by which they may drop a course without financial penalty. (2) HCN and Rasmussen student enrollment represents the total number of students enrolled in a course after the date by which stu den ts may drop a course without financial penalty. (3) Please refer to Appendix for GAAP to Non - GAAP reconciliation APEI’s 2Q’23 Outlook 8 Second Quarter 2023 Guidance Full Year 2021 Guidance (Approximate) (% Yr/Yr Change) APUS Net course registrations 1 85,300 to 88,700 2% to 6% HCN Student enrollment 2 3,000 22% RU Student enrollment 2 13,900 -12% - Nursing 6,400 -22% - Non-Nursing 7,500 -3% ($ in millions except EPS) APEI Consolidated revenue $145.5 to $147.5 -3% to -1% APEI Net loss available to common stockholders -$6.4 to -$5.0 n.m. APEI Adjusted EBITDA 3 $4.4 to $6.4 -70% to -56% APEI Diluted EPS -$0.36 to -$0.28 n.m.

Thank You

Appendix: Enrollment and Registration Summary 10 1Q 2023 1Q 2022 % Change APUS Registrations 96,300 94,000 2% Total Rasmussen Enrollment 14,300 16,200 -12% Rasmussen Nursing Enrollment 6,800 8,400 -19% Rasmussen Non-Nursing Enrollment 7,500 7,800 -4% HCN Enrollment 2,700 2,460 10%

American Public Education is presenting adjusted EBITDA in connection with its GAAP results and urges investors to review the reconciliation of adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Net Income to Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Appendix: Disclosures 11 GAAP Net Income to Adjusted EBITDA:   (in thousands, except per share data)     Net (loss) income available to common stockholders $ (7,197) $ 5,333 Preferred dividends 1,457 - Net (loss) income $ (5,740) $ 5,333 Income tax (benefit) expense (1,414) 1,040 Interest expense 1,779 3,355 Equity investment loss 5 5 Depreciation and amortization 7,756 8,148 EBITDA 2,386 17,881 Gain on acquisition - (4,533) Stock compensation 2,224 2,356 Loss on disposals of long-lived assets 1 793 M&A - related professional and integration fees - 908 Transition services 2,403 - Adjusted EBITDA $ 7,014 $ 17,405 The following table sets forth the reconciliation of the Company’s reported GAAP net income to the calculation of adjusted EBITDA for the three months ended March 31, 2023 and 2022: Three Months Ended March 31, 2023 2022

American Public Education is presenting adjusted EBITDA in connection with its GAAP outlook and urges investors to review the reconciliation of projected adjusted net income to the comparable GAAP financial measure that is included in the table below (under the caption “GAAP Outlook Net Income to Outlook Adjusted EBITDA”) and not to rely on any single financial measure to evaluate its business . Appendix: Disclosures (continued) 12 GAAP Outlook Net Income to Outlook Adjusted EBITDA:   (in thousands, except per share data)     Net loss available to common stockholders $ (6,448) $ (5,048) Preferred dividends 1,488 1,488 Net loss (4,960) (3,560) Income tax benefit (2,126) (1,526) Interest expense 2,555 2,555 Depreciation and amortization 7,050 7,050 EBITDA 2,519 4,519 Stock Compensation 1,855 1,855 Adjusted EBITDA $ 4,374 $ 6,374 June 30, 2023 Low High The following table sets forth the reconciliation of the Company’s outlook GAAP net income to the calculation of outlook adjusted EBITDA for the three months ending June 30, 2023: Three Months Ending